UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 21, 2009

Date of Report (Date of earliest event reported)

PRO-PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

NEVADA	000-32877	04-3562325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 WELLS AVENUE

NEWTON, MASSACHUSETTS

02459

(Address of Principal Executive Offices) (Zip Code)

(617) 559-0033

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In a Current Report filed with the Commission on February 18, 2009, Pro-Pharmaceuticals, Inc. (the “Company”) reported that it had engaged Theodore D. Zucconi, Ph.D. (“Zucconi”), as President and Chief Executive Officer of the Company as of February 12, 2009. On May 21, 2009, the Company and Zucconi entered into an Employment Agreement (the “Agreement”) which shall be in effect until May 31, 2011. The Agreement provides for an annual salary of $260,000, retroactive to February 12, 2009, which may be adjusted proportionately to the adjustments for other executives, provided that any reductions of 2009 compensation shall be paid no later than the first calendar quarter of 2010. As additional incentives, Zucconi is entitled to grants of up to 2,000,000 stock options, which at his election may be incentive stock options or non-qualified stock options, to purchase shares of the Company’s common stock as follows: (i) 400,000 as of the effective date of the Agreement, (ii) 150,000 with a vesting date of December 31, 2009; (iii) 200,000 with a vesting date of December 31, 2010; and upon achieving the following milestones: (a) 100,000 after the effective date of an investigational new drug application by the U.S. Food and Drug Administration (“FDA”), e.g., for fibrosis or anti-hypoxia, filed by the Company, a partner, an agent or subsidiary; (b) 300,000 for any FDA approval of marketing and sales of DAVANAT®; (c) 100,000 for each of first three agreements to sell/distribute a product; (d) 150,000 for the initiation of sales of DAVANAT® anywhere in the world; (e) 150,000 for the initiation of sales of DAVANAT® specifically in the United States; and (f) 250,000 following the first calendar quarter in which the Company achieves profitability. The stock options are exercisable for seven years whether or not Zucconi is then employed by the Company, are priced on the date of approval of this agreement, shall vest as indicated and contain a “cashless” exercise provision. Zucconi may elect to take stock instead of stock options.

The Agreement provides that Zucconi shall be entitled to cash bonus payments as follows: (i) $100,000 of which $20,000 is paid when an additional $1 million is raised and $40,000 when each additional $1 million is received until the total is paid; (ii) 2% of financing introduced from sources identified by Zucconi and not from sources, or their successors, previously identified by the Company or 10X Capital Management; and (iii) 1% of the upfront fees and milestone payments in the event a partnership or joint venture is formed to sell or distribute a Company drug or reached with another company with upfront fees and milestone payments.

The Agreement entitles Zucconi to: (i) an automobile allowance of $500 per month; (ii) use of an apartment within reasonable commuting distance of the Company’s principal offices, and up to $20,000 per year additional temporary living costs; (iii) fourteen round trip single passenger airline tickets (by coach) per year between Massachusetts and Phoenix, Arizona; (iv) participation in the Company’s 401(k) plan with an employer match; and (v) medical insurance through the Company or reimbursement for premiums paid by Zucconi.

The Agreement provides for (i) severance compensation in the event Zucconi’s employment is terminated without cause; (ii) payments and eligibility for continuation of benefits to his spouse and eligible dependents in the event of his death; (iii) continued compensation and eligibility of his spouse and dependents for benefits in the event of his termination by reason of disability; and (iv) rights to indemnification if Zucconi is made a party or threatened to be made a party to a proceeding by virtue of his capacity as a director or employee of the Company. The Agreement contains covenants binding on Zucconi with respect to, among others, assignment of inventions, confidentiality, non-solicitation, and non-competition.

The Agreement in certain events obligates the Company with respect to certain payments and other coverages for the benefit of Zucconi’s spouse and eligible dependents upon written certification from the Board of Directors of the Company that the Company’s financial condition can support such expense, which shall be revisited at each meeting until the certification is made.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On May 21, 2009, in a resolution of the Compensation Committee of the Board of Directors (the “Board”), the Company agreed to pay James C. Czirr, Chairman of the Board, for service as a director of the Company, $10,000 per month, retroactive to February 12, 2009, and an office allowance of $2,000 to cover his reasonable expenses.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Annual Meeting of Stockholders of the Company held on May 21, 2009, the Company’s stockholders approved amendments to the Company’s Articles of Incorporation increasing the number of authorized shares of common stock, $0.001 par value per share, from 200,000 to 300,000 and the number of authorized undesignated shares, $0.01 par value per share, from 10,000,000 to 20,000,000. The Certificate of Amendment to Articles of Incorporation reflecting these increases was filed with the Secretary of State of the State of Nevada and became effective on May 27, 2009. The Certificate of Amendment is attached as Exhibit 3.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Articles of Incorporation of Pro-Pharmaceuticals, as filed with the Secretary of State of the State of Nevada on May 27, 2009.

10.1	Employment Agreement between Pro-Pharmaceuticals, Inc. and Theodore D. Zucconi, Ph.D., dated May 21, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRO-PHARMACEUTICALS, INC.

By:	/s/ Anthony D. Squeglia
Anthony D. Squeglia Chief Financial Officer

Date: May 28, 2009

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to Articles of Incorporation of Pro-Pharmaceuticals, as filed with the Secretary of State of the State of Nevada on May 27, 2009.

10.1	Employment Agreement between Theodore D. Zucconi and Pro-Pharmaceuticals, Inc. dated May 21, 2009.